Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT:

That I, Robert J. Boehlke, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name, every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 20th, day of March, 2003.

By: /s/ Robert J. Boehlke Name: Robert J. Boehlke

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, Gene J. Frantz, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf, every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 20th day of March, 2003.

By: /s/ Gene J. Frantz Name: Gene J. Frantz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT:

That I, Jean-Marc Chapus, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 20th day of March, 2003.

By: /s/ Jean-Marc Chapus Name: Jean-Marc Chapus

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, James Coulter, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf, every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 20th day of March, 2003.

By: /s/ James J. Coulter Name: James J. Coulter

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, John Danhakl, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 20th day of March, 2003.

By: /s/ John Danhakl Name: John Danhakl

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, John Marren, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 20th day of March, 2003.

By: /s/ John Marren Name: John Marren

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, C. Douglas Marsh, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf, every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 20th day of March, 2003.

By: /s/ C. Douglas Marsh Name: C. Douglas Marsh

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, William E. Stevens, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf, every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 20th day of March, 2003.

By: /s/ William E. Stevens Name: William E. Stevens

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That I, William Watkins, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze and David L. Fleisher, or either of them, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf, every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person.

Witness my hand this 20th day of March, 2003.

By: /s/ William Watkins Name: William Watkins